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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-174234) pertaining to the Long Term Incentive Plan of Kosmos Energy Ltd. of our report dated March 1, 2012, with respect to the consolidated financial statements and schedules of Kosmos Energy Ltd., included in this Annual Report (Form 10-K) for the year ended December 31, 2011.

                                                                                              /s/ Ernst & Young LLP

Dallas, Texas
March 1, 2012

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm